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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
WR Acquisition, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                /s/ KPMG Peat Marwick LLP

                                                KPMG Peat Marwick LLP


New York, New York
June 4, 1996